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                                                                    EXHIBIT 24.0



                         INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statements No. 2-61247, No. 2-59224, No. 2-98688, No. 2-83138, No. 2-98687 and No. 33-21836
of Pacific Scientific Company on Form S-8 of our reports dated February 3, 1994, appearing in and incorporated by reference in this Annual Report on Form 10-K of Pacific Scientific Company for the year ended December 31, 1993.





DELOITTE & TOUCHE
Costa Mesa, California
March 28, 1994